                            METROPOLITAN SERIES FUND

                             SUB-ITEM 77Q1 EXHIBITS

In response to Sub-Item 77Q1(e), the following Advisory and Sub-Advisory Agreements were either adopted or amended, and such agreements are attached herewith as follows:

ADVISORY AGREEMENTS
---------------------

PORTFOLIOS:

Baillie Gifford International Stock Portfolio                         Exhibit 77Q1(e)(01)
Barclays Capital Aggregate Bond Index Portfolio                       Exhibit 77Q1(e)(02)
BlackRock Aggressive Growth Portfolio                                 Exhibit 77Q1(e)(03)
BlackRock Bond Income Portfolio                                       Exhibit 77Q1(e)(04)
BlackRock Diversified Portfolio                                       Exhibit 77Q1(e)(05)
BlackRock Large Cap Value Portfolio                                   Exhibit 77Q1(e)(06)
BlackRock Legacy Large Cap Growth Portfolio                           Exhibit 77Q1(e)(07)
BlackRock Money Market Portfolio                                      Exhibit 77Q1(e)(08)
Davis Venture Value Portfolio                                         Exhibit 77Q1(e)(09)
FI Value Leaders Portfolio                                            Exhibit 77Q1(e)(10)
Jennison Growth Portfolio                                             Exhibit 77Q1(e)(11)
Loomis Sayles Small Cap Core Portfolio                                Exhibit 77Q1(e)(12)
Loomis Sayles Small Cap Growth Portfolio                              Exhibit 77Q1(e)(13)
Met/Artisan Mid Cap Value Portfolio                                   Exhibit 77Q1(e)(14)
Met/Dimensional International Small Company Portfolio                 Exhibit 77Q1(e)(15)
MetLife Conservative Allocation Portfolio                             Exhibit 77Q1(e)(16)
MetLife Conservative to Moderate Allocation Portfolio                 Exhibit 77Q1(e)(17)
MetLife Mid Cap Stock Index Portfolio                                 Exhibit 77Q1(e)(18)
MetLife Moderate Allocation Portfolio                                 Exhibit 77Q1(e)(19)
MetLife Moderate to Aggressive Allocation Portfolio                   Exhibit 77Q1(e)(20)
MetLife Stock Index Portfolio                                         Exhibit 77Q1(e)(21)
MFS Total Return Portfolio                                            Exhibit 77Q1(e)(22)
MFS Value Portfolio                                                   Exhibit 77Q1(e)(23)
MSCI EAFE Index Portfolio                                             Exhibit 77Q1(e)(24)
Neuberger Berman Genesis Portfolio                                    Exhibit 77Q1(e)(25)
Oppenheimer Global Equity Portfolio                                   Exhibit 77Q1(e)(26)
Russell 2000 Index Portfolio                                          Exhibit 77Q1(e)(27)
T. Rowe Price Large Cap Growth Portfolio                              Exhibit 77Q1(e)(28)
T. Rowe Price Small Cap Growth Portfolio                              Exhibit 77Q1(e)(29)
Van Eck Global Natural Resources Portfolio                            Exhibit 77Q1(e)(30)
Western Asset Management Strategic Bond Opportunities Portfolio       Exhibit 77Q1(e)(31)

SUB-ADVISORY AGREEMENTS
------------------------

PORTFOLIOS:

Western Asset Management U.S. Government Portfolio                    Exhibit 77Q1(e)(32)
Zenith Equity Portfolio                                               Exhibit 77Q1(e)(33)
Baillie Gifford International Stock Portfolio                         Exhibit 77Q1(e)(34)
Jennison Growth Portfolio                                             Exhibit 77Q1(e)(35)
Lord Abbett Mid Cap Value Portfolio                                   Exhibit 77Q1(e)(36)
Met/Dimensional International Small Company Portfolio                 Exhibit 77Q1(e)(37)
MFS Value Portfolio                                                   Exhibit 77Q1(e)(38)
Western Asset Management Strategic Bond Opportunities Portfolio       Exhibit 77Q1(e)(39)
Western Asset Management U.S. Government Portfolio                    Exhibit 77Q1(e)(40)

                                                             Exhibit 77Q1(e)(01)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
(BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO (F/K/A ARTIO INTERNATIONAL STOCK
                                  PORTFOLIO))


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO (f/k/a Artio International Stock Portoflio) (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Baillie Gifford International Stock Portfolio (f/k/a Artio International Stock Portfolio) setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l)   expenses of meetings of shareholders and directors of the Fund;
and

          (m)   interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.86% of the first $500 million of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio and 0.75% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Baillie Gifford
International Stock Portfolio
(f/k/a Artio International Stock
Portfolio)

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    ----------------------------           ------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(02)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
               (BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Barclays Capital Aggregate Bond Index Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.25% of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Barclays Capital
Aggregate Bond Index Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        -------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(03)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                    (BLACKROCK AGGRESSIVE GROWTH PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK AGGRESSIVE GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Aggressive Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.75% of the first $500 million of the average daily net assets of the Portfolio, 0.70% of the next $500 million of the average daily net assets of the Portfolio and 0.65% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,         METLIFE ADVISERS, LLC
on behalf of its BlackRock
Aggressive Growth Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        ------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(04)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                       (BLACKROCK BOND INCOME PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK BOND INCOME PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Bond Income Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.40% of the first $1 billion of the average daily net assets of the Portfolio, 0.35% of the next $1 billion of the average daily net assets of the Portfolio, 0.30% of the next $1 billion of the average daily net assets of the Portfolio, and 0.25% of the excess over $3 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.


METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its BlackRock Bond
Income Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        ------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(05)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                       (BLACKROCK DIVERSIFIED PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK DIVERSIFIED PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Diversified Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.50% of the first $500 million of the average daily net assets of the Portfolio, 0.45% of the next $500 million of the average daily net assets of the Portfolio and 0.40% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its BlackRock
Diversified Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    ------------------------------         ------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(06)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                     (BLACKROCK LARGE CAP VALUE PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK LARGE CAP VALUE PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Large Cap Value Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

         (l) expenses of meetings of shareholders and directors of the Fund; and

         (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.70% of the first $250 million of the average daily net assets of the Portfolio, 0.65% of the next $500 million of the average daily net assets of the Portfolio and 0.60% of the excess over $750 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its BlackRock Large
Cap Value Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    ------------------------------         ---------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(07)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                 (BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK LEGACY LARGE CAP GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Legacy Large Cap Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.73% of the first $1 billion of the average daily net assets of the Portfolio and 0.65% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its BlackRock Legacy
Large Cap Growth Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
     -------------------------------       -------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(08)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                       (BLACKROCK MONEY MARKET PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its BLACKROCK MONEY MARKET PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its BlackRock Money Market Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.35% of the first $1 billion of the average daily net assets of the Portfolio and 0.30% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its BlackRock Money
Market Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        ------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(09)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                        (DAVIS VENTURE VALUE PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its DAVIS VENTURE VALUE PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Davis Venture Value Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.75% of the first $1 billion of the average daily net assets of the Portfolio, 0.70% of the next $2 billion of the average daily net assets of the Portfolio and 0.65% of the excess over $3 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Davis Venture
Value Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        ------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(10)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                          (FI VALUE LEADERS PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its FI VALUE LEADERS PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its FI Value Leaders Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

     (l) expenses of meetings of shareholders and directors of the Fund; and

     (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.70% of the first $200 million of the average daily net assets of the Portfolio, 0.65% of the next $300 million of the average daily net assets of the Portfolio, 0.60% of the next $1.5 billion of the average daily net assets of the Portfolio, and 0.55% of the excess over $2 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its FI Value
Leaders Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    ----------------------------          -------------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(11)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                          (JENNISON GROWTH PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its JENNISON GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Jennison Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.70% of the first $200 million of the average daily net assets of the Portfolio, 0.65% of the next $300 million of the average daily net assets of the Portfolio, 0.60% of the next $1.5 billion of the average daily net assets of the Portfolio, and 0.55% of the excess over $2 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Jennison
Growth Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          -----------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(12)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                    (LOOMIS SAYLES SMALL CAP CORE PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its LOOMIS SAYLES SMALL CAP CORE PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Loomis Sayles Small Cap Core Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

        (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.90% of the first $500 million of the average daily net assets of the Portfolio and 0.85% of the excess over $500 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its Loomis Sayles
Small Cap Core Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    -----------------------------         ----------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(13)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                   (LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Loomis Sayles Small Cap Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.90% of the first $500 million of the average daily net assets of the Portfolio and 0.85% of the excess over $500 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its Loomis Sayles
Small Cap Growth Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    -----------------------------         --------------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(14)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                     (MET/ARTISAN MID CAP VALUE PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its MET/ARTISAN MID CAP VALUE PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Met/Artisan Mid Cap Value Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.82% of the first $1 billion of the average daily net assets of the Portfolio and 0.78% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its Met/Artisan Mid
Cap Value Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    ----------------------------          --------------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(15)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
            (MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Met/Dimensional International Small Company Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.85% of the first $100 million of the average daily net assets of the Portfolio and 0.80% of the excess over $100 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Met/Dimensional
International Small Company
Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    ------------------------------        -----------------------------------
   Jeffrey L. Bernier                     Alan C. Leland, Jr.
   Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(16)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                  (METLIFE CONSERVATIVE ALLOCATION PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE CONSERVATIVE ALLOCATION PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Conservative Allocation Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

          (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

          (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

          (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

          (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

          (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

          (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

          (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

          (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.10% of the first $500 million of the average daily net assets of the Portfolio, 0.075% of the next $500 million of the average daily net assets of the Portfolio and 0.05% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its MetLife
Conservative Allocation Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        -------------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(17)

                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
            (METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Conservative to Moderate Allocation Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

          (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

          (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

          (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

          (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

          (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

          (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

          (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

          (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.10% of the first $500 million of the average daily net assets of the Portfolio, 0.075% of the next $500 million of the average daily net assets of the Portfolio and 0.05% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,      METLIFE ADVISERS, LLC
on behalf of its MetLife
Conservative to Moderate
Allocation Portfolio

By: /s/ Jeffrey L. Bernier           By: /s/ Alan C. Leland, Jr.
    -----------------------------        ------------------------------------
    Jeffrey L. Bernier                  Alan C. Leland, Jr.
    Senior Vice President               Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(18)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                    (METLIFE MID CAP STOCK INDEX PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE MID CAP STOCK INDEX PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Mid Cap Stock Index Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.25% of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its MetLife Mid Cap Stock
Index Portfolio

By: /s/ Jeffrey L. Bernier                By: /s/ Alan C. Leland, Jr.
    ----------------------------------        ---------------------------------
    Jeffrey L. Bernier                        Alan C. Leland, Jr.
    Senior Vice President                     Chief Financial Officer and
                                              Treasurer

                                                             Exhibit 77Q1(e)(19)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                    (METLIFE MODERATE ALLOCATION PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE MODERATE ALLOCATION PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Moderate Allocation Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

          (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

          (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

          (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

          (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

          (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

          (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

          (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

          (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.10% of the first $500 million of the average daily net assets of the Portfolio, 0.075% of the next $500 million of the average daily net assets of the Portfolio and 0.05% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate
Allocation Portfolio

By: /s/ Jeffrey L. Bernier                By: /s/ Alan C. Leland, Jr.
    -------------------------------           -------------------------------
    Jeffrey L. Bernier                        Alan C. Leland, Jr.
    Senior Vice President                     Chief Financial Officer and
                                              Treasurer

                                                             Exhibit 77Q1(e)(20)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
             (METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Moderate to Aggressive Allocation Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

          (d) The Manager agrees that all books and records which it maintains for the Fund are the Fund's property. The Manager also agrees upon request of the Fund, promptly to surrender the books and records to the requester or make the books and records available for inspection by representatives of regulatory authorities. The Manager shall permit all books and records with respect to the Portfolio to be inspected and audited by the Fund and the Administrator at all reasonable times during normal business hours, upon reasonable notice. Except with respect to books and records of the Fund that are contractually required to be maintained by a Delegatee or a service provider to the Fund, the Manager further agrees to maintain and preserve the Fund's books and records in accordance with the 1940 Act and rules thereunder.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) formulating and implementing a continuous investment program for the Portfolio, which may consist of investing the assets of the Portfolio in other registered investment companies;

          (c) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (d) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     For so long as the Portfolio is an asset allocation portfolio and a fund of funds under Section 12(d)(1)(G) of the 1940 Act, the Manager shall be responsible for the following:

          (a) at least annually, in conjunction with the publication of the Portfolio's annual prospectus update and at such other dates as shall be determined by the Manager, set the annual asset allocation targets and select the underlying portfolios in which the Portfolio shall invest to approximate such targets ("Portfolio Targets");

          (b) re-evaluating and adjusting, as appropriate, such targets and underlying portfolios;

          (c) re-balancing on a quarterly basis or such other basis as shall be determined by the Manager the assets of the Portfolio based on the Portfolio's then-current Portfolio Targets;

          (d) monitoring the performance of the Portfolio and the performance of the underlying portfolios throughout the year;

          (e) monitoring the subadvisers of the underlying portfolios throughout the year; and

          (f) determining whether an underlying portfolio change, or a Portfolio Target change is appropriate in the event of a change in the subadviser of an underlying portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.10% of the first $500 million of the average daily net assets of the Portfolio, 0.075% of the next $500 million of the average daily net assets of the Portfolio and 0.05% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its MetLife Moderate
to Aggressive Allocation Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -------------------------------        -----------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(21)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                        (METLIFE STOCK INDEX PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its METLIFE STOCK INDEX PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MetLife Stock Index Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.25% of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,         METLIFE ADVISERS, LLC
on behalf of its MetLife Stock
Index Portfolio

By: /s/ Jeffrey L. Bernier              By: /s/ Alan C. Leland, Jr.
    ------------------------------          ---------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(22)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                          (MFS TOTAL RETURN PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its MFS TOTAL RETURN PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MFS Total Return Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.60% of the first $250 million of the average daily net assets of the Portfolio, 0.55% of the next $500 million of the average daily net assets of the Portfolio and 0.50% of the excess over $750 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its MFS Total
Return Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          ----------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(23)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                             (MFS VALUE PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its MFS VALUE PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MFS Value Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.75% of the first $250 million of the average daily net assets of the Portfolio, 0.70% of the next $2.25 billion of the average daily net assets of the Portfolio, 0.675% of the next $2.5 billion of the average daily net assets of the Portfolio, and 0.65% of the excess over $5 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,         METLIFE ADVISERS, LLC
on behalf of its MFS Value
Portfolio

By: /s/ Jeffrey L. Bernier              By: /s/ Alan C. Leland, Jr.
    --------------------------------        ------------------------------------
    Jeffrey L. Bernier                      Alan C. Leland, Jr.
    Senior Vice President                   Chief Financial Officer and
                                            Treasurer

                                                             Exhibit 77Q1(e)(24)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
    (MSCI EAFE INDEX PORTFOLIO (F/K/A MORGAN STANLEY EAFE INDEX PORTFOLIO))


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its MSCI EAFE INDEX PORTFOLIO (f/k/a Morgan Stanley EAFE Index Portoflio) (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its MSCI EAFE Index Portfolio (f/k/a Morgan Stanley EAFE Index Portfolio) setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.30% of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,         METLIFE ADVISERS, LLC
on behalf of its MSCI EAFE Index
Portfolio (f/k/a Morgan Stanley
EAFE Index Portfolio)

By: /s/ Jeffrey L. Bernier              By: /s/ Alan C. Leland, Jr.
    -------------------------------         ----------------------------------
    Jeffrey L. Bernier                      Alan C. Leland, Jr.
    Senior Vice President                   Chief Financial Officer and
                                            Treasurer

                                                             Exhibit 77Q1(e)(25)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                      (NEUBERGER BERMAN GENESIS PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its NEUBERGER BERMAN GENESIS PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Neuberger Berman Genesis Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.85% of the first $500 million of the average daily net assets of the Portfolio, 0.80% of the next $500 million of the average daily net assets of the Portfolio and 0.75% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its Neuberger
Berman Genesis Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    -----------------------------         ---------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(26)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                     (OPPENHEIMER GLOBAL EQUITY PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its OPPENHEIMER GLOBAL EQUITY PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Oppenheimer Global Equity Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.90% of the first $50 million of the average daily net assets of the Portfolio, 0.55% of the next $50 mllion of the average daily net assets of the Portfolio, 0.50% of the next $400 million of the average daily net assets of the Portfolio and 0.475% of the excess over $500 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its Oppenheimer
Global Equity Portfolio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    -----------------------------         ---------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(27)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                         (RUSSELL 2000 INDEX PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its RUSSELL 2000 INDEX PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Russell 2000 Index Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.25% of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Russell 2000
Index Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          ---------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(28)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                   (T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its T. Rowe Price Large Cap Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.65% of the first $50 million of the average daily net assets of the Portfolio and 0.60% of the excess over $50 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its T. Rowe Price
Large Cap Growth Portflio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    -----------------------------         ----------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(29)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                   (T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its T. Rowe Price Small Cap Growth Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.55% of the first $100 million of the average daily net assets of the Portfolio, 0.50% of the next $300 million of the average daily net assets of the Portfolio and 0.45% of the excess over $400 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,       METLIFE ADVISERS, LLC
on behalf of its T. Rowe Price
Small Cap Growth Portflio

By: /s/ Jeffrey L. Bernier            By: /s/ Alan C. Leland, Jr.
    ----------------------------          ---------------------------------
    Jeffrey L. Bernier                    Alan C. Leland, Jr.
    Senior Vice President                 Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(30)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                  (VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its VAN ECK GLOBAL NATURAL RESOURCES PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Van Eck Global Natural Resources Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.80% of the first $250 million of the average daily net assets of the Portfolio, 0.775% of the next $750 million of the average daily net assets of the Portfolio and 0.75% of the excess over $1 billion of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Van Eck Global
Natural Resources Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          ------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(31)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
       (WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO)


AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Western Asset Management Strategic Bond Opportunities Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

           (l) expenses of meetings of shareholders and directors of the Fund; and

           (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.65% of the first $500 million of the average daily net assets of the Portfolio and 0.55% of the excess over $500 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,           METLIFE ADVISERS, LLC
on behalf of its Western
Asset Management Strategic Bond
Opportunities Portfolio

By: /s/ Jeffrey L. Bernier                By: /s/ Alan C. Leland, Jr.
    -------------------------------           ----------------------------------
    Jeffrey L. Bernier                        Alan C. Leland, Jr.
    Senior Vice President                     Chief Financial Officer and
                                              Treasurer

                                                             Exhibit 77Q1(e)(32)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
              (WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Western Asset Management U.S. Government Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
     and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation at the annual rate of 0.55% of the first $500 million of the average daily net assets of the Portfolio and 0.45% of the excess over $500 million of the average daily net assets of the Portfolio. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Directors of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Portfolio.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Western
Asset Management
U. S. Government Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          ----------------------------------
   Jeffrey L. Bernier                      Alan C. Leland, Jr.
   Senior Vice President                   Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(33)
                            METROPOLITAN SERIES FUND

                    AMENDED AND RESTATED ADVISORY AGREEMENT
                           (ZENITH EQUITY PORTFOLIO)

AMENDED AND RESTATED AGREEMENT made this 30th day of April, 2012 by and between METROPOLITAN SERIES FUND, a Delaware trust (the "Fund"), with respect to its ZENITH EQUITY PORTFOLIO (the "Portfolio"), and METLIFE ADVISERS, LLC, a Delaware limited liability company (the "Manager").

                                  WITNESSETH:

     WHEREAS, the Fund and the Manager previously entered into an agreement (the "Original Agreement") on behalf of its Zenith Equity Portfolio setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) would perform certain services for the Portfolio;

     WHEREAS, the Fund and the Manager wish to amend and restate the Original Agreement to modify the services the Manager will perform for the Portfolio;

     NOW THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

     1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Other Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the directors of the Fund and the shareholders of the Portfolio), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the Portfolio, the Manager shall determine, in the manner described in the prospectus of the Portfolio from time to time in effect, what portion of the assets belonging to the Portfolio shall be managed by each Sub-Adviser.

          (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Other Services to one or more other parties (each such party, a "Delegatee") selected by the Manager. Any Delegatee may (but need not) be affiliated with the Manager.

     2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Portfolio, consisting specifically of the following:

          (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Portfolio in accordance with the Portfolio's investment objectives and policies;

          (b) taking such steps as are necessary to implement the investment policies of the Portfolio by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

          (c) regularly reporting to the Board of Directors of the Fund with respect to the implementation of the investment policies of the Portfolio.

     3. As used in this Agreement, "Other Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

          (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

          (b) necessary executive and other personnel for managing and overseeing the affairs of the Portfolio, including personnel to perform clerical, bookkeeping, accounting, stenographic and other office functions (exclusive of those related to and to be performed under contract for administration, accounting, custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services);

          (c) compensation, if any, of directors of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) all services, other than services of counsel, required in connection with the preparation of registration statements and prospectuses, including amendments and revisions thereto;

          (e) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser and Other Services provided by any Delegatee; and

          (f) oversight of all matters relating to compliance by the Fund with applicable laws and with the Fund's investment policies, restrictions and guidelines.

     4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

          (a) any of the costs of printing and mailing the items referred to in sub-section (d) of this section 3;

          (b) any of the costs of preparing, printing and distributing sales literature;

          (c) compensation of directors of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Delegatee or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Delegatee;

          (d) registration, filing and other fees in connection with requirements of regulatory authorities;

          (e) the charges and expenses of any entity appointed by the Fund for administration, accounting, custodial, paying agent, shareholder servicing and plan agent services;

          (f) charges and expenses of independent accountants retained by the Fund;

          (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

          (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

          (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

          (j) any cost of certificates representing shares of the Fund;

          (k) legal fees and expenses in connection with the affairs of the Fund including registering and qualifying its shares with Federal and State regulatory authorities;

          (l) expenses of meetings of shareholders and directors of the Fund;
      and

          (m) interest, including interest on borrowings by the Fund.

     5. All activities undertaken by the Manager or any Sub-Adviser or Delegatee pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Directors of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

     6. The services to be provided by the Manager and any Sub-Adviser or Delegatee hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Delegatee shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

     7. The Manager shall bear the expenses for all services rendered, facilities furnished and out-of-pocket expenses of the Fund. The Manager shall not receive compensation for its services.

     8. Reserved.

     9. It is understood that any of the shareholders, directors, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the articles of incorporation of the Fund, the limited liability company agreement of the Manager or specific provisions of applicable law.

     10. This Agreement shall become effective as of the date of its execution, and

          (a) unless otherwise terminated, this Agreement shall continue in effect for a period of one year, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

          (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio;

          (c) this Agreement shall automatically terminate in the event of its assignment; and

          (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund.

     Termination of this Agreement pursuant to this section 10 shall be without the payment of any penalty.

     11. This Agreement may be amended at any time by mutual consent of the parties, provided that, if required by law (as may be modified by any exemptions received by the Manager), such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the directors of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

     12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Portfolio shall have the meaning defined in the Fund's articles of incorporation as amended from time to time.

     13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

METROPOLITAN SERIES FUND, INC.,        METLIFE ADVISERS, LLC
on behalf of its Zenith
Equity Portfolio

By: /s/ Jeffrey L. Bernier             By: /s/ Alan C. Leland, Jr.
    -----------------------------          ----------------------------------
    Jeffrey L. Bernier                     Alan C. Leland, Jr.
    Senior Vice President                  Chief Financial Officer and Treasurer

                                                             Exhibit 77Q1(e)(34)
                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made this 1st day of February, 2012, by and between Baillie Gifford Overseas Limited, a limited liability company (the "Subadviser"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Adviser").

     WHEREAS, the Adviser serves as investment manager of Metropolitan Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended (the "1933 Act") pursuant to a advisory agreement dated February 5, 2004, as amended from time to time (the "Advisory Agreement"); and

     WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is the Baillie Gifford International Stock Portfolio (the "Portfolio"); and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

     WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. Employment of the Subadviser. The Adviser hereby employs the Subadviser,
        ----------------------------
subject to the supervision of the Adviser, to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Directors, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Fund in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the subadviser receives express agreement and consent of the Adviser and/or the Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose the Subadviser shall act as the Adviser's and the Fund's agent and attorney-in-fact.

    Copies of the Fund's Registration Statement or Articles of Incorporation and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Subadviser copies of all amendments thereto.

    The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

    2. Obligations of and Services to be Provided by the Subadviser.  The
       ------------------------------------------------------------
Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

       a. The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

            i. the investment objective, policies and restrictions of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

            ii. the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code ("Code"), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

            iii. any written instructions, policies and guidelines which the
                 Adviser or the Fund's Board of Directors may issue from time-to-time, all as from time to time in effect, and

            iv. with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions").

       b. In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

       c. The Subadviser shall render such reports to the Fund's Board of Directors, the Adviser and the Adviser's Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Fund's Board of Directors, the Adviser and the Administrator at their reasonable request.

       d. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, timely direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

       e. Absent instructions from the Adviser to the contrary and to the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

       f.   To the extent consistent with applicable law and then current
            SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliates. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Fund and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

       g. Subject to seeking the most favorable price and execution, the Board of Directors or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Fund is required to pay or for which the Fund is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Fund may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

       h. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Adviser or any person retained by the Fund at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Fund within a reasonable time after receipt of a request from either the Adviser or the Fund. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

       i. In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

       j.   The Subadviser shall:

            i. Comply with the Fund's written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

            ii. Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

            iii. Notify the Adviser promptly of any material non-routine contact from the SEC or other regulators or a Self-Regulatory Organization ("SRO") (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Subadviser's asset management business; and

            iv. Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Fund, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

       k. The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Fund or the Adviser.

       l. The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Fund, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

       m. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

       n. The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

       o. The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable. The Subadviser acknowledges that it has received a copy of the Fund's Pricing Procedures and agrees to comply with the Fund's Pricing Procedures as in effect from time to time, and provide the services and information required of Subadvisers thereunder with respect to the Portfolio.

       p. The Subadviser will notify the Fund and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Fund, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

       q. The Subadviser may, but is not obligated to, combine or "batch" orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser's and its affiliates' clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser's clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser's order allocation procedures.

       r. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

     3. Compensation of the Subadviser. In consideration of services
        ------------------------------
rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio's net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Fund's Registration Statement.

     4. Activities of the Subadviser.  The services of the Subadviser hereunder
        ----------------------------
are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

     The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

     5. Use of Names.  The Subadviser hereby consents to the Portfolio being
        ------------
named the Baillie Gifford International Stock Portfolio. The Adviser shall not use the name Baillie Gifford and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Fund, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld.

     The Adviser recognizes that from time to time directors, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name Baillie Gifford or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     6.  Liability and Indemnification.
         -----------------------------

         a. Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in

               Section 15 of the 1933 Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on
               (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund by the Subadviser Indemnitees (as defined below) for use therein.

          b. Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Fund shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in
               Section 15 of the 1933 Act) (collectively, "Subadviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

     7. Limitation of Fund's Liability.  The Subadviser acknowledges that it
        ------------------------------
has received notice of and accepts the limitations upon the Fund's liability set forth in the Fund's Charter Documents. The Subadviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Director, officer, employee or agent of or other series of the Fund.

     8. Renewal, Termination and Amendment.  This Agreement shall continue in
        -------- -------------------------
effect, unless sooner terminated as hereinafter provided, until February 1, 2014 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Subadviser, or by the Subadviser upon 90 days' prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio's outstanding voting securities.

     9. Confidential Relationship. Any information and advice furnished by any
        -------------------------
party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

     10. Cooperation with Regulatory Authorities. The parties to this Agreement
         ---------------------------------------
each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

     11. Severability. If any provision of this Agreement shall be held or made
         ------------
invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     12. Custodian. The Portfolio assets shall be maintained in the custody of
         ---------
its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Fund and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

     13. Notices. All notices hereunder shall be provided in writing, by
         -------
facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

     If to Fund:         Metropolitan Series Fund, Inc.
                         501 Boylston Street
                         Boston, Massachusetts 02116
                         Attn:  Jeffrey L. Bernier
                         (617) 578-2324 (fax)
                         jbernier@metlife.com (e-mail)

     If to Adviser:      MetLife Advisers, LLC
                         501 Boylston Street
                         Boston, Massachusetts 02116
                         Attn:  Jeffrey L. Bernier
                         (617) 578-2324 (fax)
                         jbernier@metlife.com (e-mail)

     If to Subadviser:   Baillie Gifford Overseas Limited
                         Calton Square, 1 Greenside Row
                         Edinburgh, EH1 3AN, The U.K.
                         +44 131 275 3975
                         kathrin.hamilton@bailliegifford.com
                         Lucy.campbell@bailliegifford.com
                         Attn: Kathrin Hamilton / Lucy Campbell

     14. Information.  The Adviser hereby acknowledges that it and the
         -----------
Directors of the Fund have been provided with a copy of Part II of the Subadviser's Form ADV.

     15. Miscellaneous. The Fund is an intended third-party beneficiary of this
         -------------
Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                     METLIFE ADVISERS, LLC

                                     BY: /s/ Jeffrey L. Bernier
                                         ------------------------------------
                                         Jeffrey L. Bernier
                                         Senior Vice President

                                     BAILLIE GIFFORD OVERSEAS LIMITED

                                     BY: /s/ T. Scott Nisbet
                                         ------------------------------------
                                         T. Scott Nisbet
                                         Director

                                   SCHEDULE A


Percentage of average daily net assets:

0.600% on the first $25 million
0.500% on the next $75 million
0.400% on the next $300 million
0.300% on assets over $400 million

                                                             Exhibit 77Q1(e)(35)
                         METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 3
                                     TO THE
                             SUBADVISORY AGREEMENT
                          (JENNISON GROWTH PORTFOLIO)

     AMENDMENT made this 17th day of November, 2010 to the Subadvisory Agreement dated May 1, 2003 as amended November 9, 2006 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Jennison Associates LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 6 is hereby amended by adding the following:

     6. Compensation of the Subadviser.  As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.40% of the first $300 million of the average daily net assets of the Portfolio during the Portfolio's then-current fiscal year, 0.35% of the next $200 million of such assets, 0.25% of the next $500 million of such assets, and 0.22% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

    In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

    This Amendment shall become effective as of the January 1, 2011.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 17th day of November, 2010.

METLIFE ADVISERS, LLC                 JENNISON ASSOCIATES LLC

By: /s/ Jeffrey L. Bernier            By: /s/ Mehdi A. Mahmud
    ----------------------------          -----------------------------
    Jeffrey L. Bernier                Name: Mehdi A. Mahmud
    Senior Vice President             Title: Managing Director

                                                             Exhibit 77Q1(e)(36)

                        INVESTMENT SUBADVISORY AGREEMENT

     AGREEMENT made this 12th day of January, 2012, by and between Lord, Abbett & Co. LLC, a Delaware limited liability company (the "Subadviser"), and MetLife Advisers, LLC, a Delaware limited liability company (the "Adviser").

     WHEREAS, the Adviser serves as investment manager of Metropolitan Series Fund, Inc. (the "Fund"), a Maryland corporation which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933, as amended (the "1933 Act") pursuant to an advisory agreement dated May 1, 2001, as amended from time to time (the "Advisory Agreement"); and

     WHEREAS, the Fund is comprised of several separate investment portfolios, one of which is the Lord Abbett Mid Cap Value Portfolio (the "Portfolio"); and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the Portfolio; and

     WHEREAS, the Subadviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     1. Employment of the Subadviser. The Adviser hereby employs the Subadviser,
        ----------------------------
subject to the supervision of the Adviser, to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Directors, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Fund in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio, provided the subadviser receives express agreement and consent of the Adviser and/or the Board of Directors to execute futures account agreements, ISDA Master Agreements and other documents related thereto, which consent shall not be unreasonably withheld. In such respect, and only for this limited purpose the Subadviser shall act as the Adviser's and the Fund's agent and attorney-in-fact.

    Copies of the Fund's Registration Statement or Articles of Incorporation and Bylaws (collectively, the "Charter Documents"), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Fund's Board of Directors and agrees to promptly provide the Subadviser copies of all amendments thereto.

    The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

     2.  Obligations of and Services to be Provided by the Subadviser.  The
         ------------------------------------------------------------
Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

       s. The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

          i. the investment objective, policies and restrictions of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

          ii. the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Internal Revenue Code ("Code"), including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

          iii. any written instructions, policies and guidelines which the Adviser or the Fund's Board of Directors may issue from time-to-time, all as from time to time in effect, and

          iv. with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act the rules and regulations thereunder and the interpretive opinions thereof of the staff of the Securities and Exchange Commission ("SEC") ("SEC Positions").

       t. In furtherance of and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

     u. The Subadviser shall render such reports to the Fund's Board of Directors, the Adviser and the Adviser's Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Directors of the Fund pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Fund's Board of Directors, the Adviser and the Administrator at their reasonable request.

     v. Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio's shareholders, timely direct the Portfolio's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

     w. Absent instructions from the Adviser to the contrary and to the extent provided in the Fund's Registration Statement, as such Registration Statement may be amended from time to time, the Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

     x. To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of the Fund and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

     y. Subject to seeking the most favorable price and execution, the Board of Directors or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Fund is required to pay or for which the Fund is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Fund may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

     z. In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by
          Section 31(a) of the 1940 Act. All records shall be the property of the Fund and shall be available for inspection and use by the SEC, the Fund, the Adviser or any person retained by the Fund at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Fund within a reasonable time after receipt of a request from either the Adviser or the Fund. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

     aa. The Subadviser and the Adviser acknowledge that the Subadviser is not the compliance agent for the Portfolio or for the Adviser, and does not have access to all of the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Subadviser has agreed to perform the services specified in this
          Section 2 in accordance with the Fund's Registration Statement and Charter Documents, written instructions of the Adviser and any policies adopted by the Fund's Board of Directors applicable to the Portfolio (collectively, the "Charter Requirements"), and in accordance with applicable law (including Subchapters M and the diversification requirements of section 817(h) of the Code, the 1940 Act and the Advisers Act ("Applicable Law")), the Subadviser shall perform such services based upon its books and records with respect to the Portfolio (as specified in Section 2.h. hereof), which comprise a portion of the Portfolio's books and records, and upon information and written instructions received from the Fund, the Adviser or the Fund's administrator, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement, the Charter Requirements and Applicable Law based upon such books and records and such information and instructions provided by the Fund, the Adviser or the Fund's administrator. The Subadviser shall have no responsibility to monitor certain limitations or restrictions for which the Subadviser has not been provided sufficient information in accordance with Section 1 of this Agreement or otherwise. All such monitoring shall be the responsibility of the Adviser.

     bb. In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

     cc.  The Subadviser shall:

          v. Comply with the Fund's written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

          vi. Promptly provide to the Adviser copies (or a summary of the process and findings) of its annual compliance review report and such items as third-party compliance audits;

          vii. Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization ("SRO") (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating, directly or indirectly, to the Subadviser's asset management business; and

          viii. Notify the Adviser promptly of any Material Compliance Matters (as defined in Rule 38a-1 under the 1940 Act) of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

     dd. The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Fund or the Adviser.

     ee. The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Fund, or the Portfolio, including without limitation:
          (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

     ff. The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter.

     gg. The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

     hh. In accordance with procedures and methods established by the Directors of the Fund and with the investment objective and policies of the Portfolio set forth in the Fund's Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time and shall be provided to the Subadviser on a timely basis, the Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available with respect to the Portfolio.

     ii. The Subdviser will notify the Fund and the Adviser of any assignment of this Agreement or change of control of the Subadviser, as applicable, and any changes in the key personnel who are either a persons required to be identified as portfolio manager(s) in the Registration Statement of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Fund, if any, arising out of any assignment by, or change in control of, the Subadviser.

     jj. The Subadviser may, but is not obligated to, combine or "batch" orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser's clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser's clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser's order allocation procedures.

     kk. In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Fund or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and
          (b) of Rule 12d3-1 under the 1940 Act.

     3. Compensation of the Subadviser.  In consideration of services rendered
        ------------------------------
pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio's net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Fund's Registration Statement.

     4.  Activities of the Subadviser.  The services of the Subadviser hereunder
         ----------------------------
are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

     The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

     5. Use of Names. The Subadviser hereby consents to the Portfolio being
        ------------
named the Lord Abbett Mid Cap Value Portfolio. The Adviser shall not use the name Lord Abbett and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Fund in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Fund, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its or the Fund's name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC or a state securities commission; and, provided, further, that in no event shall such approval be unreasonably withheld. Notwithstanding the other provisions of this Section 5, the Adviser acknowledges and agrees to the use of "Lord Abbett Mid Cap Value Portfolio," "Lord Abbett Mid Cap Value Fund" and similar names in connection with mutual funds and other pooled investment vehicles sponsored by the Subadviser.

     The Adviser recognizes that from time to time directors, officers, members and employees of the Subadviser may serve as directors, trustees, partners, officers, members and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name Lord Abbett or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

     6.  Liability and Indemnification.
         -----------------------------

c. Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Fund by the Subadviser Indemnitees (as defined below) for use therein.

d. Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Fund shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, "Subadviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Adviser by a Subadviser Indemnitee for use therein.

     7.  Limitation of Fund's Liability.  The Subadviser acknowledges that it
         ------------------------------
has received notice of and accepts the limitations upon the Fund's liability set forth in the Fund's Charter Documents. The Subadviser agrees that any of the Fund's obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Director, officer, employee or agent of or other series of the Fund.

     8.  Renewal, Termination and Amendment.  This Agreement shall continue in
         ----------------------------------
effect, unless sooner terminated as hereinafter provided, until January 12, 2014 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Fund's Board of Directors; and further provided that such continuance is also approved annually by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Fund's Board of Directors, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Subadviser, or by the Subadviser upon 90 days' prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement between the Adviser and the Fund. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Fund's Board of Directors and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio's outstanding voting securities.

     9.  Confidential Relationship.  Any information and advice furnished by any
         -------------------------
party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

     10. Cooperation with Regulatory Authorities. The parties to this
         ---------------------------------------
Agreement each agree to cooperate in a
reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

     11.  Severability.  If any provision of this Agreement shall be held or
          ------------
 made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     12.  Custodian.  The Portfolio assets shall be maintained in the custody of
          ---------
its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Fund and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio's assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

     13.  Notices.  All notices hereunder shall be provided in writing, by
          -------
facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

    If to Fund:        Metropolitan Series Fund, Inc.
                       501 Boylston Street
                       Boston, Massachusetts 02116
                       Attn:  Jeffrey L. Bernier
                       (617) 578-2324 (fax)
                       jbernier@metlife.com (e-mail)

    If to Adviser:     MetLife Advisers, LLC
                       501 Boylston Street
                       Boston, Massachusetts 02116
                       Attn:  Jeffrey L. Bernier
                       (617) 578-2324 (fax)
                       jbernier@metlife.com (e-mail)
    If to Subadviser:
                       Lord, Abbett & Co. LLC
                       Attention: General Counsel
                       90 Hudson Street
                       Jersey City, NJ 07302-3973
                       (201) 827-3269 (fax)
                       lkaplan@lordabbett.com

     15.  Information. The Adviser hereby acknowledges that it and the
          -----------
Directors of the Fund have been provided with a copy of Part II of the Subadviser's Form ADV.

     16.  Miscellaneous. The Fund is an intended third-party beneficiary of
          -------------
this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                   METLIFE ADVISERS, LLC

                                   BY: /s/ Alan C. Leland, Jr.
                                       ---------------------------------
                                       Alan C. Leland, Jr.
                                       Chief Financial Officer

                                   LORD, ABBETT & CO. LLC

                                   BY: /s/ Lawrence H. Kaplan
                                       ---------------------------------
                                       Lawrence H. Kaplan
                                       Partner & General Counsel

                                   SCHEDULE A

Percentage of average daily net assets:

0.40% on the first $900 million
0.375% on the next $100 million
0.35% on assets over $1 billion

                                                             Exhibit 77Q1(e)(37)

                         METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                     TO THE
                             SUBADVISORY AGREEMENT
            (MET/DIMENSIONAL INTERNATIONAL SMALL COMPANY PORTFOLIO)

     AMENDMENT made as of this 17th day of November, 2011 to the Subadvisory Agreement dated October 30, 2008 as amended May 10, 2010 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Dimensional Fund Advisors LP, a Delaware limited partnership (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 11 of the Agreement, the compensation of the Subadviser referenced in Paragraph 6, which contains the schedule of fees, is hereby amended as follows:

     6. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.500% of all assets. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole month or another agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund, however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

     This Amendment shall become effective as of April 30, 2012.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

METLIFE ADVISERS, LLC                        DIMENSIONAL FUND ADVISORS LP

By: /s/ Jeffrey L. Bernier                   By: /s/ Valerie A. Brown
    -----------------------------                -------------------------------
    Jeffrey L. Bernier                           Name: Valerie A. Brown
    Senior Vice President                        Title: Vice President

                                                             Exhibit 77Q1(e)(38)

                         METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 1
                                     TO THE
                             SUBADVISORY AGREEMENT
                             (MFS VALUE PORTFOLIO)

     AMENDMENT made this 17th day of November 2011 to the Subadvisory Agreement dated January 7, 2008 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Massachusetts Financial Services Company, a Delaware corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 11 of the Agreement, the compensation of the Subadviser referenced in Paragraph 7, which contains the schedule of fees, is hereby amended as follows:

     7. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.350% of the first $100 million of the average daily net assets of the Portfolio, 0.300% of the next $400 million of such assets, 0.275% of the next $1 billion of such assets, 0.200% of such assets in excess of $1.5 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole month or another agreed upon interval, the forgoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund, however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

     This Amendment shall be effective as of January 1, 2012.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                    METLIFE ADVISERS, LLC

                                         By: /s/ Jeffrey L. Bernier
                                             -----------------------------------
                                         Name: Jeffrey L. Bernier
                                         Title: Senior Vice President

                                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                                         By: /s/ Robert J. Manning
                                             -----------------------------------
                                         Name: Robert J. Manning
                                         Title: Chief Executive Officer

                                                             Exhibit 77Q1(e)(39)

                         METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                     TO THE
                             SUBADVISORY AGREEMENT
       (WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO)

     AMENDMENT made this 17th day of November 2011 to the Subadvisory Agreement dated May 1, 2006 as amended November 19, 2009 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), Western Asset Management Company, a California corporation (the "Subadviser"), and Western Asset Management Company Limited, a company organized under the laws of England. In consideration of the mutual covenants contained herein, the parties agree as follows:

1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 10 of the Agreement, the compensation of the Subadviser referenced in Paragraph 6, which contains the schedule of fees, is hereby amended as follows:

     6. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.300% of the first $100 million of the average daily net assets of the Portfolio, 0.200% of the next $400 million of such assets, 0.175% of the next $500 million of such assets, and 0.150% of such assets in excess of $1 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

     This Amendment shall become effective as of January 1, 2012.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                  METLIFE ADVISERS, LLC

                                      By: /s/ Jeffrey L. Bernier
                                          --------------------------------
                                      Name: Jeffrey L. Bernier
                                      Title: Senior Vice President

                                  WESTERN ASSET MANAGEMENT COMPANY

                                      By: /s/ Steven K. Puodziunas
                                          ------------------------------------
                                      Name: Steven K. Puodziunas
                                      Title: Head of Client Service & Marketing
                                             Support

                                  WESTERN ASSET MANAGEMENT COMPANY LIMITED

                                      By: /s/ James J. Flick
                                          -------------------------------------
                                      Name: James J. Flick
                                      Title: Director of Global Client Service
                                             and Marketing

                                                             Exhibit 77Q1(e)(40)

                         METROPOLITAN SERIES FUND, INC.

                                AMENDMENT NO. 2
                                     TO THE
                             SUBADVISORY AGREEMENT
              (WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO)

     AMENDMENT made this 17th day of November 2011 to the Subadvisory Agreement dated May 1, 2006 as amended February 25, 2010 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager") and Western Asset Management Company, a California corporation (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:


1. CHANGE TO COMPENSATION OF SUBADVISER

     Pursuant to Paragraph 10 of the Agreement, the compensation of the Subadviser referenced in Paragraph 6, which contains the schedule of fees, is hereby amended as follows:

     6. Compensation of the Subadviser. As full compensation for all services
        ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.250% of the first $100 million of the average daily net assets of the Portfolio, 0.125% of the next $400 million, 0.100% of the next $500 million, 0.090% of the next $1 billion, and 0.080% in the excess of $2 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2. SUBADVISORY AGREEMENT

     In all other respects, the Agreement is confirmed and remains in full force and effect.

3. EFFECTIVE DATE

     This Amendment shall become effective as of January 1, 2012.

IN WITNESS WHEREOF, the parties have executed this Amendment on the day and year first above written.

                                 METLIFE ADVISERS, LLC

                                     By: /s/ Jeffrey L. Bernier
                                         ---------------------------------------
                                     Name: Jeffrey L. Bernier
                                     Title: Senior Vice President

                                 WESTERN ASSET MANAGEMENT COMPANY

                                     By: /s/ Steven K. Puodziunas
                                         ---------------------------------------
                                     Name: Steven K. Puodziunas
                                     Title: Head of Client Service & Marketing
                                            Support